Sub-Item 77(Q1)(a) Exhibits


FEDERATED EQUITY FUNDS
Amendment No. 37
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995


This Declaration of Trust is amended
as follows:

	Strike the first paragraph of
Section 5 - Establishment and Designation of Series or Class of Article III -
BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5. Establishment and Designation of Series or Class. Without limiting the authority of the
Trustees set forth in Article XII, Section
 8, inter alia, to establish and designate any additional Series or
Class or to modify the rights and preferences
 of any existing Series or Class, the Series and Classes of the
Trust are established and designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated International Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares


	The undersigned hereby certify that
 the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the
 Board of Trustees at a meeting on the
11th day of February, 2010, to become
effective on June 29, 2010.

	WITNESS the due execution hereof
 this 14th day of May, 2010.


/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Conroy, Jr.
/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.
Charles F. Mansfield, Jr.


/s/ Nicholas P. Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


/s/ John F. Cunningham
/s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill


/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


/s/ Maureen Lally-Green
/s/ James F. Will
Maureen Lally-Green
James F. Will




FEDERATED EQUITY FUNDS
Amendment No. 38
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995


This Declaration of Trust is amended as follows:

	Strike the first paragraph of
Section 5 - Establishment and Designation of Series or Class of Article III -
BENEFICIAL INTEREST from the Declaration of Trust and substitute in its place the following:

"Section 5.  Establishment and Designation
 of Series or Class. Without limiting the authority of the
Trustees set forth in Article XII, Section
8, inter alia, to establish and designate
 any additional Series or
Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the
Trust are established and designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Global Equity Fund
Class A Shares
Class C Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated International Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares


	The undersigned hereby certify
that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 13th day of August, 2010, to become effective on August 13, 2010.

	WITNESS the due execution hereof
 this 13th day of August, 2010.


/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Conroy, Jr.
/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.
Charles F. Mansfield, Jr.


/s/ Nicholas P. Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


/s/ John F. Cunningham
/s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill


/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


/s/ Maureen Lally-Green
/s/ James F. Will
Maureen Lally-Green
James F. Will



Sub-Item 77(Q1)(e) Exhibits




EXHIBIT E
to the
Investment Advisory Contract

Federated Global Equity Fund

	For all services rendered
 by Adviser hereunder, the above-named
Fund of the Federated Equity Funds
shall pay to Adviser and Adviser agrees
 to accept as full compensation for all
services rendered hereunder, an annual
investment advisory fee equal to 0.90%
of the average daily net assets of the Fund.

	The portion of the fee based upon
 the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.90 of 1% applied to the daily net assets of the Fund.

	The advisory fee so accrued shall
be paid to Adviser daily.

	Witness the due execution hereof
 this 1st day of September, 2010.

Federated Equity Funds


By:  /s/ J. Christopher Donahue
Name:  J. Christopher Donahue
Title:  President


Federated Global Investment Management Corp.


By:  /s/ John B. Fisher
Name:  John B. Fisher
Title:  President & CEO




Current as of:  8/18/94